www.matw.com | Nasdaq: MATW Third Quarter Fiscal 2021 Earnings Teleconference July 30, 2021 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

© 2021 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward- looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, such as coronavirus disease 2019 ("COVID-19") or other disruptions to our industries, customers or supply chains, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock- based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage.

FINANCIAL OVERVIEW

© 2021 Matthews International Corporation. All Rights Reserved. Q3 2021 SUMMARY * See supplemental slides for Adjusted EPS, Adjusted EBITDA, and Net Debt Leverage Ratio reconciliations, and other important disclaimers regarding Matthews’ use of Non-GAAP measures 4 Q3 2020 Q3 2021 Sales $ 359.4 $ 428.4 Gross Margin 33.7% 32.0 % Diluted EPS $ 0.07 $ 0.10 Non-GAAP Adjusted EPS* $ 0.80 $ 0.91 Net Income Attributable to Matthews $ 2.3 $ 3.4 Adjusted EBITDA* $ 49.4 $ 60.0 ($ in millions except per-share amounts) Q3 YTD YTD 2020 YTD 2021 Sales $ 1,099.2 $ 1,232.2 Gross Margin 32.9% 32.8 % Diluted (L)EPS $ (3.04) $ 0.21 Non-GAAP Adjusted EPS* $ 1.90 $ 2.48 Net (Loss) Income Attributable to Matthews $ (94.6) $ 6.6 Adjusted EBITDA* $ 139.0 $ 175.7 Highlights Sales • New Company record for quarterly sales • Higher sales across all segments GAAP EPS • Impacted by accelerated intangible amortization in the SGK Brand Solutions segment; FY20 impacted by goodwill write-down • Charges related to the Company's cost-reduction programs and COVID-19 costs Adjusted EPS • Benefit from higher Adjusted EBITDA • Lower interest expense Adjusted EBITDA • Impact of higher consolidated sales • Realized savings from the Company's cost-reduction program; offset by higher material and labor costs Net Debt Leverage Ratio* • Continued ratio reduction

MEMORIALIZATION

($ in millions)


Q3 Sales
$162.1
$184.3
Q3 FY2020
Q3 FY2021


YTD Sales
$478.3
$573.1
FY2020
FY2021


Q3 Adjusted EBITDA & Margin*
$37.7
$36.4
23.3%
19.7%
Q3 FY2020
Q3 FY2021


YTD Adjusted EBITDA & Margin*
$103.0
$132.1
21.5%
23.0%
FY2020
FY2021

Sales

- Higher sales of cemetery memorial products and cremation equipment
- Improved price realization
- Q3 casket volume decreased; declining impact of COVID-19
- Casket sales remain higher year-to-date in FY21

Adjusted EBITDA

- Sales growth and productivity initiatives continued to favorably impacted adjusted EBITDA
- Higher commodity, labor and freight costs more than offset sales favorability
- Impacts of lower margin cremation and incineration projects in the U.K.

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
5

© 2021 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS ($ in millions) * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 6 15.4% 12.9% $165.8 $199.7 Q3 FY2020 Q3 FY2021 $513.5 $538.9 FY2020 FY2021 $20.8 $33.3 Q3 FY2020 Q3 FY2021 $61.8 $75.4 FY2020 FY2021 16.7%12.6% 12.0% 14.0% Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Higher engineered products sales, particularly energy solutions • Increases in core brand sales in Europe and Asia-Pacific markets • Modestly higher retail-based sales • Favorable currency impacts of $10.6 million for the current quarter and $21.0 million year-to-date Adjusted EBITDA • Sales growth favorably impacted adjusted EBITDA • Favorable impact of realized savings from the Company's cost-reduction programs

© 2021 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 7 15.5% 12.4% 15.6%10.3% ($ in millions) $31.5 $44.3 Q3 FY2020 Q3 FY2021 $107.3 $120.2 FY2020 FY2021 $4.7 $5.9 Q3 FY2020 Q3 FY2021 $15.2 $15.2 FY2020 FY2021 14.8% 13.4% 14.2% 12.7% Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Higher warehouse automation sales • Higher product identification sales • Incoming order rates across both businesses remain strong • Warehouse automation continues to be impacted by customer delays Adjusted EBITDA • Q3 growth impacted by higher sales • Unfavorable changes in product mix, higher labor costs and increases in product development costs

CAPITALIZATION AND CASH FLOWS

($ in millions)


Total Debt and Net Debt*
$834.5
$793.2
$792.5
$746.3
09/30/20
06/30/21

Note: Dark gray shades on the left represent Total Debt.


Cash
$41.3
$46.2
9/30/20
06/30/21


Operating Cash Flow
$123.6
$106.9
YTD FY2020
YTD FY2021

- FY21 operating cash flow impacted by:
  - $15 million discretionary pension contribution
  - Record sales leading to higher receivables balance
  - Higher commodity costs increasing inventory value
  - $8.4 million FICA payment delayed by COVID relief bill
- Net Debt Leverage Ratio* reduced to 3.1 as of June 30, 2021
- Quarterly dividend of $0.215/share, payable 8/23/2021

** See supplemental slide for Net Debt and Net Debt Leverage Ratio reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
8

BUSINESS OVERVIEW

© 2021 Matthews International Corporation. All Rights Reserved. 10 BUSINESS UPDATE SGK BRAND SOLUTIONS MEMORIALIZATION INDUSTRIAL TECHNOLOGIES • Higher cemetery memorial products and cremation equipment sales • Higher direct material costs expected for the balance of the fiscal year • Expected continued reduction in casket unit volume as COVID subsides • Continued high growth in energy storage • Global retail-related businesses showing signs of improvement • Higher core packaging sales • Strong warehouse automation orders continue • Continued increase in product identification orders

© 2021 Matthews International Corporation. All Rights Reserved. Key Drivers • Increased guidance to at least $225 million adjusted EBITDA • Decline in casket sales expected as pandemic subsides • Higher direct material costs (bronze, steel and lumber) as well as higher labor and freight costs expected to impact the remainder of fiscal 2021 and into fiscal 2022 • Orders continue to build in warehouse and energy storage • Retail-based businesses showing signs of recovery • Continued focus on the Company's cost-reduction programs • Operating cash flow generation / further debt reduction • Additional authorization of 2.5 million shares for opportunistic stock repurchase OUTLOOK FOR FISCAL 2021 11

SUPPLEMENTAL INFORMATION

© 2021 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, net debt and net debt leverage ratio. The Company defines net debt leverage ratio as outstanding debt (net of cash) relative to adjusted EBITDA. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock- based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non- GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Nine Months Ended June 30, 2021	Nine Months Ended June 30, 2020
Net income (loss)	$ **3,366**	$ **1,849**	$ **6,526**	$ **(95,052)**
Income tax (benefit) provision	(2,325)	(6,209)	2,627	(22,672)
Income (loss) before income taxes	$ **1,041**	$ **(4,360)**	**9,153**	**(117,724)**
Net (income) loss attributable to noncontrolling interests	(11)	420	60	491
Interest expense	6,748	8,082	21,709	26,935
Depreciation and amortization *	35,389	30,168	97,919	88,418
Acquisition related items (1)**	398	355	38	2,576
ERP integration costs (2)**	118	745	477	2,160
Strategic initiatives and other charges: (3)**				
Workforce reductions and related costs	1,826	776	10,644	4,425
Other cost-reduction initiatives	4,871	4,743	12,339	20,951
Gain on sale of ownership interest in a subsidiary (4)	—	(11,208)	—	(11,208)
Legal matter reserve (5)	—	10,566	—	10,566
Non-recurring / incremental coronavirus disease 2019 ("COVID-19") costs (6)	1,993	1,871	4,689	2,534
Goodwill write-down (7)	—	—	—	90,408
Joint Venture depreciation, amortization, interest expense and other charges (8)	—	2,473	—	4,732
Stock-based compensation	5,713	2,539	12,960	7,078
Non-service pension and postretirement expense (9)	1,929	2,227	5,730	6,682
Total Adjusted EBITDA	$ **60,015**	$ **49,397**	$ **175,718**	$ **139,024**
Adjusted EBITDA margin	*14.0 %*	*13.7 %*	*14.3 %*	*12.6 %*

(1) Includes certain non-recurring items associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Represents a gain on the sale of an ownership interest in a subsidiary within the Memorialization segment.

(5) Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization segment.

(6) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(7) Represents the goodwill write-down for two reporting units within the SGK Brand Solutions segment.

(8) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(9) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, and curtailment gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** Depreciation and amortization was $26,813 and $21,833 for the SGK Brand Solutions segment, $5,838 and $5,549 for the Memorialization segment, $1,399 and $1,450 for the Industrial Technologies segment, and $1,339 and $1,336 for Corporate and Non-Operating, for the three months ended June 30, 2021 and 2020, respectively. Depreciation and amortization was $72,700 and $65,274 for the SGK Brand Solutions segment, $17,016 and $15,024 for the Memorialization segment, $4,241 and $4,320 for the Industrial Technologies segment, and $3,962 and $3,800 for Corporate and Non-Operating, for the nine months ended June 30, 2021 and 2020, respectively.*

*** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $3,790 and $1,794 for the SGK Brand Solutions segment, $484 and $697 for the Memorialization segment, and $2,939 and $4,128 for Corporate and Non-Operating, for the three months ended June 30, 2021 and 2020, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $14,135 and $9,058 for the SGK Brand Solutions segment, $1,279 and $1,754 for the Memorialization segment, and $8,084 and $19,032 for Corporate and Non-Operating, for the nine months ended June 30, 2021 and 2020, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $268 for the Industrial Technologies segment, for the nine months ended June 30, 2020.*

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews
INTERNATIONAL

© 2021 Matthews International Corporation. All Rights Reserved.

14

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended June 30,				Nine Months Ended June 30,			
	2021		2020		2021		2020	
		per share		per share		per share		per share
Net income (loss) attributable to Matthews	**$ 3,355**	**$ 0.10**	**$ 2,269**	**$ 0.07**	**$ 6,586**	**$ 0.21**	**$ (94,561)**	**$ (3.04)**
Acquisition related items (1)	295	0.01	265	0.01	28	—	1,932	0.06
ERP integration costs (2)	87	—	559	0.02	353	0.01	1,620	0.05
Strategic initiatives and other charges: (3)								
Workforce reductions and related costs	1,644	0.05	582	0.02	10,025	0.31	3,319	0.11
Other cost-reduction initiatives	3,949	0.13	3,558	0.12	9,685	0.30	15,848	0.52
Gain on sale of ownership interests in a subsidiary (4)	—	—	(8,406)	(0.27)	—	—	(8,406)	(0.27)
Legal matter reserve (5)	—	—	7,924	0.25	—	—	7,924	0.25
Non-recurring / incremental COVID-19 costs (6)	1,512	0.05	1,403	0.04	3,559	0.11	1,900	0.06
Goodwill write-down (7)	—	—	—	—	—	—	81,861	2.63
Joint Venture amortization and other charges (8)	—	—	1,561	0.05	—	—	2,433	0.08
Non-service pension and postretirement expense (9)	1,426	0.04	1,671	0.06	4,239	0.13	5,012	0.16
Amortization	17,050	0.53	13,368	0.43	45,281	1.41	40,229	1.29
Adjusted net income	**$ 29,318**	**$ 0.91**	**$ 24,754**	**$ 0.80**	**$ 79,756**	**$ 2.48**	**$ 59,111**	**$ 1.90**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 26% for the three and nine months ended June 30, 2021, and 25% for the three and nine months ended June 30, 2020.

(1) Includes certain non-recurring items associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Represents a gain on the sale of an ownership interest in a subsidiary within the Memorialization segment.

(5) Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization segment.

(6) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(7) Represents the goodwill write-down for two reporting units within the SGK Brand Solutions segment.

(8) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(9) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, and curtailment gains and losses. These benefit cost components are excluded from adjusted net income since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses are excluded from adjusted net income since they generally result from certain non-recurring events, such as plan amendments to modify future benefits. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted net income, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
15

© 2021 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt and net debt leverage ratio. 16 June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 Long-term debt, current maturities $ 4,994 $ 4,274 $ 26,826 $ 26,824 Long-term debt 787,493 778,209 797,805 807,710 Total debt 792,487 782,483 824,631 834,534 Less: Cash and cash equivalents (46,230) (46,980) (41,175) (41,334) Net Debt $ 746,257 $ 735,503 $ 783,456 $ 793,200 LTM adjusted EBITDA $ 239,774 $ 229,156 $ 217,613 $ 203,080 Net Debt Leverage Ratio 3.1 3.2 3.6 3.9 NET DEBT AND NET DEBT LEVERAGE RATIO NON-GAAP RECONCILIATION (Unaudited) (Dollars in thousands)